Exhibit 21.1

SUBSIDIARIES OF TESLA, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Allegheny Solar 1, LLC	Delaware
Allegheny Solar Manager 1, LLC	Delaware
Ancon Holdings II, LLC	Delaware
Ancon Holdings III, LLC	Delaware
Ancon Holdings, LLC	Delaware
Ancon Solar Corporation	Delaware
Ancon Solar I, LLC	Delaware
Ancon Solar II Lessee Manager, LLC	Delaware
Ancon Solar II Lessee, LLC	Delaware
Ancon Solar II Lessor, LLC	Delaware
Ancon Solar III Lessee Manager, LLC	Delaware
Ancon Solar III Lessee, LLC	Delaware
Ancon Solar III Lessor, LLC	Delaware
Ancon Solar Managing Member I, LLC	Delaware
Arpad Solar Borrower, LLC	Delaware
Arpad Solar I, LLC	Delaware
Arpad Solar Manager I, LLC	Delaware
AU Solar 1, LLC	Delaware
AU Solar 2, LLC	Delaware
Banyan SolarCity Manager 2010, LLC	Delaware
Banyan SolarCity Owner 2010, LLC	Delaware
Basking Solar I, LLC	Delaware
Basking Solar II, LLC	Delaware
Basking Solar Manager II, LLC	Delaware
Beatrix Solar I, LLC	Delaware
Bernese Solar Manager I, LLC	Delaware
Blue Skies Solar I, LLC	Delaware
Blue Skies Solar II, LLC	Delaware
Caballero Solar Managing Member I, LLC	Delaware
Caballero Solar Managing Member II, LLC	Delaware
Caballero Solar Managing Member III, LLC	Delaware
Cardinal Blue Solar, LLC	Delaware
Castello Solar I, LLC	Delaware
Castello Solar II, LLC	Delaware
Castello Solar III, LLC	Delaware
Chaparral SREC Borrower, LLC	Delaware
Chaparral SREC Holdings, LLC	Delaware
Chompie Solar I, LLC	Delaware
Chompie Solar II, LLC	Delaware
Chompie Solar Manager I, LLC	Delaware
Chompie Solar Manager II, LLC	Delaware
City UB Solar, LLC	Delaware
Clydesdale SC Solar I, LLC	Delaware
Common Assets Capital, LLC	Delaware
Common Assets Financial, LLC	Delaware
Common Assets Securities, LLC	Delaware
Common Assets Technologies, LLC	Delaware
Common Assets, LLC	Delaware
Dahlia Holdings I, LLC	Delaware
Dahlia Holdings II, LLC	Delaware
Dom Solar General Partner I, LLC	Delaware

Dom Solar Limited Partner I, LLC	Delaware
Eiger Lease Co, LLC	Delaware
Energy Freedom Coalition of America, LLC	Delaware
Falconer Solar Manager I, LLC	Delaware
Firehorn Solar Manager I, LLC	Delaware
FocalPoint Solar Borrower, LLC	Delaware
FocalPoint Solar I, LLC	Delaware
FocalPoint Solar Manager I, LLC	Delaware
Fontane Solar I, LLC	Delaware
Fotovoltaica GI 4, S. de R.L. de C.V.	Mexico
Fotovoltaica GI 5, S. de R.L. de C.V.	Mexico
FTE Solar I, LLC	Delaware
Grohmann Engineering Trading (Shanghai) Co. Ltd.	China
Grohmann USA, Inc.	Delaware
Guilder Solar, LLC	Delaware
Hammerhead Solar, LLC	Delaware
Hangzhou Silevo Electric Power Co., Ltd.	China
Harpoon Solar I, LLC	Delaware
Harpoon Solar Manager I, LLC	Delaware
Haymarket Holdings, LLC	Delaware
Haymarket Manager 1, LLC	Delaware
Haymarket Solar 1, LLC	Delaware
Hibar China Co. Ltd.	China
Hibar International Holdings, Inc.	Canada
Hibar Korea Ltd.	Republic of Korea
Hibar Systems Europe GmbH	Germany
Hibar Systems Limited	Canada
Ikehu Manager I, LLC	Delaware
IL Buono Solar I, LLC	Delaware
Iliosson, S.A. de C.V.	Mexico
Knight Solar Managing Member I, LLC	Delaware
Knight Solar Managing Member II, LLC	Delaware
Knight Solar Managing Member III, LLC	Delaware
Landlord 2008-A, LLC	Delaware
LML Partnership, LLC	Delaware
LML 2018 Warehouse SPV, LLC	Delaware
LML Warehouse SPV, LLC	Delaware
Louis Solar II, LLC	Delaware
Louis Solar III, LLC	Delaware
Louis Solar Manager II, LLC	Delaware
Louis Solar Manager III, LLC	Delaware
Louis Solar Master Tenant I, LLC	Delaware
Louis Solar MT Manager I, LLC	Delaware
Louis Solar Owner I, LLC	Delaware
Louis Solar Owner Manager I, LLC	Delaware
Mako GB SPV Holdings, LLC	Delaware
Mako GB SPV, LLC	Delaware
Mako Solar Holdings, LLC	Delaware
Mako Solar, LLC	Delaware
Master Tenant 2008-A, LLC	Delaware
Matterhorn Solar I, LLC	Delaware
Maxwell Holding GmbH	Germany
Maxwell Technologies Korea Co., Ltd.	Republic of Korea
Maxwell Technologies Hong Kong Limited	Hong Kong
Maxwell Technologies Shanghai Trading Co., Ltd.	China
Maxwell Technologies GmbH	Germany

Maxwell Technologies, Inc.	Delaware
Maxwell Technologies Shenzhen Trading Co., Ltd.	China
Maxwell Technologies Systems Division, Inc.	California
Megalodon Solar, LLC	Delaware
MML Acquisition Corp.	Delaware
Monte Rosa Solar I, LLC	Delaware
Mound Solar Manager V, LLC	Delaware
Mound Solar Manager VI, LLC	Delaware
Mound Solar Manager X, LLC	Delaware
Mound Solar Manager XI, LLC	Delaware
Mound Solar Manager XII, LLC	Delaware
Mound Solar Master Tenant IX, LLC	Delaware
Mound Solar Master Tenant V, LLC	California
Mound Solar Master Tenant VI, LLC	Delaware
Mound Solar Master Tenant VII, LLC	Delaware
Mound Solar Master Tenant VIII, LLC	Delaware
Mound Solar MT Manager IX, LLC	Delaware
Mound Solar MT Manager VII, LLC	Delaware
Mound Solar MT Manager VIII, LLC	Delaware
Mound Solar Owner IX, LLC	Delaware
Mound Solar Owner Manager IX, LLC	Delaware
Mound Solar Owner Manager VII, LLC	Delaware
Mound Solar Owner Manager VIII, LLC	Delaware
Mound Solar Owner V, LLC	California
Mound Solar Owner VI, LLC	Delaware
Mound Solar Owner VII, LLC	Delaware
Mound Solar Owner VIII, LLC	Delaware
Mound Solar Partnership X, LLC	Delaware
Mound Solar Partnership XI, LLC	Delaware
Mound Solar Partnership XII, LLC	Delaware
MS SolarCity 2008, LLC	Delaware
MS SolarCity Commercial 2008, LLC	Delaware
MS SolarCity Residential 2008, LLC	Delaware
MT Solar Corporation	Delaware
NBA SolarCity AFB, LLC	California
NBA SolarCity Commercial I, LLC	California
NBA SolarCity Solar Phoenix, LLC	California
Northern Nevada Research Co., LLC	Nevada
Oranje Solar I, LLC	Delaware
Oranje Solar Manager I, LLC	Delaware
Paramount Energy Fund I Lessee, LLC	Delaware
Paramount Energy Fund I Lessor, LLC	Delaware
PEF I MM, LLC	Delaware
Perbix Machine Company, Inc.	Minnesota
Poppy Acquisition LLC	Delaware
Presidio Solar I, LLC	Delaware
Presidio Solar II, LLC	Delaware
Presidio Solar III, LLC	Delaware
Pukana La Solar I, LLC	Delaware
Roadster Automobile Sales and Service (Beijing) Co., Ltd.	China
Roadster Finland Oy	Finland
Sequoia Pacific Holdings, LLC	Delaware
Sequoia Pacific Manager I, LLC	Delaware
Sequoia Pacific Solar I, LLC	Delaware
Sequoia SolarCity Owner I, LLC	Delaware
Servicios de Technología Y Admninstración Ilioss, S.A. de C.V.	Mexico

Sierra Solar Power (Hong Kong) Limited	Hong Kong
Silevo, LLC	Delaware
Solar Aquarium Holdings, LLC	Delaware
Solar Energy of America 1, LLC	Delaware
Solar Energy of America Manager 1, LLC	Delaware
Solar Explorer, LLC	Delaware
Solar Gezellig Holdings, LLC	Delaware
Solar House I, LLC	Delaware
Solar House II, LLC	Delaware
Solar House III, LLC	Delaware
Solar House IV, LLC	Delaware
Solar Integrated Fund I, LLC	Delaware
Solar Integrated Fund II, LLC	Delaware
Solar Integrated Fund III, LLC	Delaware
Solar Integrated Fund IV-A, LLC	Delaware
Solar Integrated Fund V, LLC	Delaware
Solar Integrated Fund VI, LLC	Delaware
Solar Integrated Manager I, LiLC	Delaware
Solar Integrated Manager II, LLC	Delaware
Solar Integrated Manager III, LLC	Delaware
Solar Integrated Manager IV-A, LLC	Delaware
Solar Integrated Manager V, LLC	Delaware
Solar Integrated Manager VI, LLC	Delaware
Solar Services Company, LLC	Delaware
Solar Ulysses Manager I, LLC	Delaware
Solar Ulysses Manager II, LLC	Delaware
Solar Voyager, LLC	Delaware
Solar Warehouse Manager I, LLC	Delaware
Solar Warehouse Manager II, LLC	Delaware
Solar Warehouse Manager III, LLC	Delaware
Solar Warehouse Manager IV, LLC	Delaware
SolarCity Alpine Holdings, LLC	Delaware
SolarCity Amphitheatre Holdings, LLC	Delaware
SolarCity Arbor Holdings, LLC	Delaware
SolarCity Arches Holdings, LLC	Delaware
SolarCity AU Holdings, LLC	Delaware
SolarCity Cruyff Holdings, LLC	Delaware
SolarCity Electrical New York Corporation	Delaware
SolarCity Electrical, LLC	Delaware
SolarCity Engineering, Inc.	California
SolarCity Finance Company, LLC	Delaware
SolarCity Finance Holdings, LLC	Delaware
SolarCity Foxborough Holdings, LLC	Delaware
SolarCity FTE Series 1, LLC	Delaware
SolarCity FTE Series 2, LLC	Delaware
SolarCity Fund Holdings, LLC	Delaware
SolarCity Grand Canyon Holdings, LLC	Delaware
SolarCity Holdings 2008, LLC	Delaware
SolarCity International, Inc.	Delaware
SolarCity Leviathan Holdings, LLC	Delaware
SolarCity LMC Series I, LLC	Delaware
SolarCity LMC Series II, LLC	Delaware
SolarCity LMC Series III, LLC	Delaware
SolarCity LMC Series IV, LLC	Delaware
SolarCity LMC Series V, LLC	Delaware
SolarCity Mid-Atlantic Holdings, LLC	Delaware

SolarCity Nitro Holdings, LLC	Delaware
SolarCity Orange Holdings, LLC	Delaware
SolarCity Series Holdings I, LLC	Delaware
SolarCity Series Holdings II, LLC	Delaware
SolarCity Series Holdings IV, LLC	Delaware
SolarCity Steep Holdings, LLC	Delaware
SolarCity Ulu Holdings, LLC	Delaware
SolarCity Village Holdings, LLC	Delaware
SolarRock, LLC	Delaware
SolarStrong, LLC	Delaware
Sparrowhawk Solar I, LLC	Delaware
SREC Holdings, LLC	Delaware
TALT Holdings, LLC	Delaware
TALT TBM Holdings, LLC	Delaware
TBM Partnership II, LLC	Delaware
TES 2017-1, LLC	Delaware
TES 2017-2, LLC	Delaware
TES 2018-K2, LLC	Delaware
TES Holdings 2017-1, LLC	Delaware
TES Holdings 2018-K2, LLC	Delaware
Tesla (Beijing) New Energy R&D Co., Ltd.	China
Tesla 2014 Warehouse SPV LLC	Delaware
Tesla Auto Lease Trust 2018-A	Delaware
Tesla Auto Lease Trust 2018-B	Delaware
Tesla Motors (Beijing) Co., Ltd.	China
Tesla Automobile Sales and Service (Beijing) Co., Ltd.	China
Tesla Automobile Sales and Service (Changsha) Co., Ltd.	China
Tesla Automobile Sales and Service (Chengdu) Co., Ltd.	China
Tesla Automobile Sales and Service (Chongqing) Co., Ltd.	China
Tesla Automobile Sales and Service (Dalian) Co., Ltd.	China
Tesla Automobile Sales and Service (Guangzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Hangzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Nanjing) Co., Ltd.	China
Tesla Automobile Sales and Service (Nanning) Co., Ltd.	China
Tesla Automobile Sales and Service (Ningbo) Co., Ltd.	China
Tesla Automobile Sales and Service (Qingdao) Co., Ltd.	China
Tesla Automobile Sales and Service (Shanghai) Co., Ltd.	China
Tesla Automobile Sales and Service (Shanghai) Co., Ltd., Xinhong Branch	China
Tesla Automobile Sales and Service (Shanghai) Co., Ltd., Yangpu Branch	China
Tesla Automobile Sales and Service (Shenzhen) Co., Ltd.	China
Tesla Automobile Sales and Service (Shenzhen) Co., Ltd., Futian Branch 2	China
Tesla Automobile Sales and Service (Shenyang) Co., Ltd.	China
Tesla Automobile Sales and Service (Suzhou) Co. Ltd.	China
Tesla Automobile Sales and Service (Tianjin) Co. Ltd.	China
Tesla Automobile Sales and Service (Wenzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Wuhan) Co., Ltd.	China
Tesla Automobile Sales and Service (Xi'an) Co., Ltd.	China
Tesla Automobile Sales and Service (Xiamen) Co., Ltd.	China
Tesla Automobile Sales and Service (Zhengzhou) Co. Ltd.	China
Tesla Automobiles Sales and Service Mexico, S. de R.L. de C.V.	Mexico
Tesla Belgium BVBA	Belgium
Tesla Canada GP Inc.	Canada
Tesla Canada LP	Canada
Tesla Czech Republic s.r.o.	Czech Republic
Tesla Energia Macau Limitada	Macau
Tesla Energy d.o.o.	Slovenia

Tesla Energy Electrical LLC	Delaware
Tesla Energy Operations, Inc.	Delaware
Tesla Energy Sales LLC	Delaware
Tesla Finance LLC	Delaware
Tesla Financial Leasing (China) Co., Ltd.	China
Tesla Financial Services GmbH	Germany
Tesla Financial Services Holdings B.V.	Netherlands
Tesla Financial Services Limited	United Kingdom
Tesla France S.à r.l.	France
Tesla Germany GmbH	Germany
Tesla Greece Single Member P.C.	Greece
Tesla Grohmann Automation GmbH	Germany
Tesla Insurance, Inc.	Delaware
Tesla Insurance Holdings, LLC	Delaware
Tesla Insurance Services, Inc.	California
Tesla International B.V.	Netherlands
Tesla Italy S.r.l.	Italy
Tesla Jordan Car Trading LLC	Jordan
Tesla Korea Limited	Republic of Korea
Tesla Lease Trust	Delaware
Tesla Manufacturing Brandenburg SE	Germany
Tesla Michigan, Inc.	Michigan
Tesla Motors Australia, Pty Ltd	Australia
Tesla Motors Austria GmbH	Austria
Tesla Motors Canada ULC	Canada
Tesla Motors Coöperatief U.A.	Netherlands
Tesla Motors Denmark ApS	Denmark
Tesla Motors FL, Inc.	Florida
Tesla Motors HK Limited	Hong Kong
Tesla Motors Iceland ehf.	Iceland
Tesla Motors Ireland Limited	Ireland
Tesla Motors Israel Ltd.	Israel
Tesla Motors Japan GK	Japan
Tesla Motors Limited	United Kingdom
Tesla Motors Luxembourg S.à r.l.	Luxembourg
Tesla Motors MA, Inc.	Massachusetts
Tesla Motors Netherlands B.V.	Netherlands
Tesla Motors New York LLC	New York
Tesla Motors NL LLC	Delaware
Tesla Motors Norway AS	Norway
Tesla Motors NV, Inc.	Nevada
Tesla Motors PA, Inc.	Pennsylvania
Tesla Motors Sales and Service LLC	Turkey
Tesla Motors Singapore Holdings Pte. Ltd.	Singapore
Tesla Motors Singapore Private Limited	Singapore
Tesla Motors Stichting	Netherlands
Tesla Switzerland GmbH	Switzerland
Tesla Motors Taiwan Limited	Taiwan
Tesla Motors TN, Inc.	Tennessee
Tesla Motors TX, Inc.	Texas
Tesla Motors UT, Inc.	Utah
Tesla New Zealand ULC	New Zealand
Tesla Portugal, Sociedade Unipessoal LDA	Portugal
Tesla Poland sp. z o.o.	Poland
Tesla Puerto Rico LLC	Puerto Rico
Tesla Sales, Inc.	Delaware

Tesla Services Sdn. Bhd.	Malaysia
Tesla Shanghai Co., Ltd	China
Tesla Spain, S.L. Unipersonal	Spain
Tesla Transport B.V.	Netherlands
Tesla, Inc.	Delaware
The Big Green Solar Holdings, LLC	Delaware
The Big Green Solar I, LLC	Delaware
The Big Green Solar Manager I, LLC	Delaware
Three Rivers Solar 1, LLC	Delaware
Three Rivers Solar 2, LLC	Delaware
Three Rivers Solar 3, LLC	Delaware
Three Rivers Solar Manager 1, LLC	Delaware
Three Rivers Solar Manager 2, LLC	Delaware
Three Rivers Solar Manager 3, LLC	Delaware
TM International C.V.	Netherlands
TM Sweden AB	Sweden
USB SolarCity Manager 2009, LLC	Delaware
USB SolarCity Manager 2009-2010, LLC	Delaware
USB SolarCity Manager III, LLC	Delaware
USB SolarCity Manager IV, LLC	Delaware
USB SolarCity Master Tenant 2009, LLC	California
USB SolarCity Master Tenant 2009-2010, LLC	California
USB SolarCity Master Tenant IV, LLC	California
USB SolarCity Owner 2009, LLC	California
USB SolarCity Owner 2009-2010, LLC	California
USB SolarCity Owner IV, LLC	California
Visigoth Solar 1, LLC	Delaware
Visigoth Solar Holdings, LLC	Delaware
Visigoth Solar Managing Member 1, LLC	Delaware
VPP Project 1 (SA) Pty Ltd.	Australia
Weisshorn Solar I, LLC	Delaware
Weisshorn Solar Manager I, LLC	Delaware
Zep Solar Hong Kong Limited	Hong Kong
Zep Solar LLC	California
Zep Solar Trading Ltd	China